Assets held for sale	12 Months Ended
Dec. 31, 2020
Assets or disposal groups classified as held for sale or as held for distribution to owners [Abstract]
Assets Held for Sale
17.	ASSETS HELD FOR SALE

Assets held for distribution (sale) are as follows (Unit: Korean Won in millions):

Assets(*)	December 31, 2019	December 31, 2020
Premises and equipment	94	2,130
Investments of associates	—	50,411
Others	10,462	7,461

Total	10,556	60,002

(*)	The Group classifies assets as held for sale that are highly likely to be sold within one year from December 31, 2019 and December 31, 2020.

The Group measured assets held for sale at the lower of their net fair value or carrying amount.

The Group has decided to sell some of the premises and equipment through internal consultation during the current term and classifies the premises as non-current assets held for sale. The asset is expected to be sold within 12 months, and the premises and equipment that was scheduled to be sold at the end of the prior term has been sold and removed. In addition, the investment assets of the associates, which are counted as assets held for sale as of the end of the current term, are likely to be sold within one year of the end of the current term according to the management’s decision. On the other hand, other assets that are expected to be sold as of the end of the current term are classified as assets held for sale since they are expected to be sold within one year due to the possibility of being sold as buildings and land acquired through auction.